                                                                  Exhibit 10.31


                        FIRST AMENDMENT TO LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), is made as of July 7, 1995 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Lender") and REAL ESTATE INVESTMENT TRUST OF CALIFORNIA, a California real estate investment trust ("Borrower").

                                    RECITALS:

     A. Lender has made a loan to Borrower in the original principal amount of $55,000,000, which loan is governed by that certain Loan Agreement dated as of January 31, 1994 by and between Borrower and Lender (the "Loan Agreement") and evidenced by that certain Promissory Note dated as of January 31, 1994 executed by Borrower in favor of Lender (the "Note").

     B. Borrower and Lender have agreed to modify and amend the Loan Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by Borrower, Borrower and Beneficiary hereby agree as follows:


                                   AGREEMENT:

    1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined, shall have the meanings given thereto in the Loan Agreement.

    2. AMENDMENTS TO LOAN AGREEMENT. Borrower and Lender agree that the Loan Agreement shall be amended as provided in this Paragraph 2.

    2.1. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Approved Indebtedness, in its entirety, with the following revised definition therefor:

               "APPROVED INDEBTEDNESS" means collectively, (i) this Loan, (ii) the 955 Prudential Loan, (iii) the Sanwa Line of Credit (including amounts borrowed thereunder after the Closing Date in compliance with the terms hereof), (iv) the Union Line of Credit (including amounts borrowed thereunder after the Closing Date in compliance with the terms hereof),
          (v) the Tango Loan, (vi) debt incurred in the ordinary course of business to acquire goods, supplies, services or merchandise on normal trade credit, (vii) surety bonds which are obtained in the ordinary course of business, and
          (ix) Capital Lease Obligations in an amount not to exceed, at any time, $1,000,000; provided, however, that in any and all events, such Approved Indebtedness shall be subject to, and included within the calculations relating to, the financial covenants set forth in Section 6.9 hereof.

    2.2. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Approved Liens, in its entirety, with the following revised definition therefor:

               "APPROVED LIENS" means the Sanwa Liens, the Prudential Liens, the Union Liens, the Tango Lien, and liens for real property taxes described in Section 6.2(i) hereof.

    2.3. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Debt Service Coverage, in its entirety, with the following revised definition therefor:

               "DEBT SERVICE COVERAGE" means, with respect to any period of Net Operating Income being measured, the ratio, as calculated by Lender, of (a) Net Operating Income for the applicable period, to (b) the sum of (i) the interest payments on the Loan for such period, (ii) the interest payments on the 955 Prudential Loan for such period (excluding, when applicable, the Amortization Payments), and
          (iii) the interest payments and all regularly scheduled principal amortization payments on all other Indebtedness for such period (collectively, "Debt Service").

    2.4. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "PRUDENTIAL LIENS" means the Liens on the Secured
          Facilities (as defined in the 955 Loan Documents) provided by the Deeds of Trust (as defined in the 955 Loan Documents) as security for the 955 Prudential Loan.

    2.5. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Sanwa Line of Credit, in its entirety, with the following revised definition therefor:

               "SANWA LINE OF CREDIT" means that certain secured line of credit established by Sanwa Bank California ("Sanwa Bank") in favor of Borrower which is secured by the Sanwa Liens, and any replacement line(s) of credit therefor which comply with the provisions of Section 6.12 hereof.

    2.6. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "TANGO LIEN" means the lien on the Tango Apartments located in Las Vegas, Nevada (the "Tango Property"), created by the deed of trust in favor of Lincoln National Life
          Insurance Company with respect to the Tango Loan.

    2.7. Section 1.1 of the Loan Agreement shall be amended by adding the following definition to be inserted therein in alphabetical order:

               "TANGO LOAN" means the first mortgage loan in the principal amount of approximately $4,261,320 (as of March 31, 1995) made by Lincoln National Life Insurance Company, which loan was assumed by Borrower and is secured by the Tango Lien.

    2.8. Section 1.1 of the Loan Agreement shall be amended by adding the following definitions at the end of Section 1.1:

               "955 LOAN DOCUMENTS" means the "Loan Documents" as defined in the 955 Loan Agreement.

               "955 PRUDENTIAL LOAN" means that certain $18,000,000 term loan made by Lender to Borrower under Loan No. 6-100-955 as described in that certain Loan Agreement dated as of July 7, 1995 by and between Lender and Borrower, as amended from time to time (the "955 Loan Agreement").

    2.9. Section 5.7.B(ii) of the Loan Agreement shall be amended, in its entirety, to provide as follows:

          (ii) on or before July 24, 1995, repay, in full, the Union Line of Credit and cause the Union Property to be reconveyed as security therefor, and on or before July 27, 1995, and continually thereafter, cause the outstanding balance of the Sanwa Line of Credit to be not greater than $18,500,000; provided, however, that after the Closing Date, Borrower shall, subject to the terms hereof, be entitled to repay such indebtedness and draw on such line of credit in accordance with the terms thereof as long as the outstanding principal balance thereof does not exceed, at any time, $18,500,000.

    2.10. A new Section 5.12 of the Loan Agreement shall be added thereto and shall provide, in its entirety, as follows:

               5.12 OBTAIN/MAINTAIN RATING.

               On or before December 31, 1996, Borrower will obtain, and shall thereafter always maintain in effect, a rating for the long-term unsecured debt of Borrower from Standard & Poor's Rating Group, Moody Investor Services, Fitch Investor Services, Duff & Phelps or any other nationally recognized rating agency approved by Lender (an "Approved Rating Agency"). Borrower shall pay all of the fees, costs and expenses incurred in connection with obtaining and maintaining such rating.


    2.11. Section 6.8 of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               6.8  OTHER DEBT.

                    Other than (i) the Approved Indebtedness and (ii) unsecured Indebtedness of Borrower incurred after the Closing Date and which, in any and all events, strictly complies with the terms of this Agreement (including, without limitation, Section 6.9 hereof ("New Unsecured Indebtedness")), Borrower and the Consolidated Partnership shall not have outstanding any Indebtedness or create, assume, suffer to exist or incur any Indebtedness or lease obligations (other than the Loan and the 955 Prudential Loan from Lender and the leasing of its headquarters in the ordinary course of business), or become liable for the indebtedness of another, without the prior written consent of Lender. Prior to incurring any New Unsecured Indebtedness, Borrower shall notify Lender of the terms and conditions thereof and shall certify to Lender in writing that the incurring of such unsecured debt does not violate any Restrictions (as defined in the 955 Loan Agreement). Borrower agrees to disclose the existence of this
          Section 6.8 in writing to any lender/creditor other than a lender/creditor holding Approved Indebtedness (excluding therefrom a new replacement lienholder of any Approved Lien in substitution for the existing holder of such Approved Lien). In the event Borrower at any time defaults in the performance or observance of this
          Section 6.8, then notwithstanding the terms of any such financing between Borrower and such other lender/creditor, the indebtedness of such other lender/creditor shall be junior and subordinate in payment and application to the indebtedness evidenced hereby and by the Note.

    2.12. Section 6.9.C of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               C. MAXIMUM SECURED DEBT. Borrower and the Consolidated Partnership shall not create, incur, suffer or allow to exist Indebtedness secured in whole or in part by any of its properties (including, without limitation, the Facilities) or other assets (including, with respect to the Sanwa Line of Credit and the Union Line of Credit, only the funded portion of such line of credit indebtedness within the calculation of secured Indebtedness) which at any time (i) exceeds the lesser of (a) (x) $40,800,000 or (y) twenty percent (20%) of Consolidated Book Value, or (ii) is secured, in whole or in part, by any assets or properties of Borrower or the Consolidated Partnership, other than the Secured Facilities (until the Unsecured Conversion Date (as defined in the 955 Loan Agreement) occurs), the Tango Property, the Sanwa

          Properties, and the Union Property.

    2.13. Section 6.12 of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               6.12  NO CHANGE IN COLLATERAL FOR LINES OF CREDIT.

                    Borrower shall not, without the prior written consent of Lender, change, substitute or otherwise modify the make-up, mix or nature of the Sanwa Properties or any other property securing the Sanwa Line of Credit or the make-up, mix or nature of the Union Property or any other property securing the Union Line of Credit; provided, however, that Borrower shall be entitled to (i) replace either the Sanwa Line of Credit and/or the Union Line of Credit with a new line of credit or lines of credit from one or more institutional lenders as long as (x) the terms thereof comply with the provisions of this Agreement (including, without limitation, Section 6.9 hereof) and
          (y) the only property serving as collateral or security for such line of credit or lines of credit is the Sanwa Properties and/or the Union Property or (ii) pay-off the Union Line of Credit in full by increasing the amounts available under the Sanwa Line of Credit to $18,500,000, adding the Union Property as collateral for the Sanwa Line of Credit, and using the proceeds of the increased Sanwa Line of Credit to repay in full the Union Line of Credit. At no time shall the aggregate amount available under the Sanwa Line of Credit and the Union Line of Credit exceed $18,500,000.

    2.14. Section 7.2.A of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               A. FAILURE TO MAKE PAYMENTS. Failure of Borrower or the Consolidated Partnership to pay when due any principal or interest on any Indebtedness (including, without limitation, the Tango Loan, the Sanwa Line of Credit or the Union Line of Credit) (other than Indebtedness referred to in Section 7.1 and Section 7.2.C) or Contingent Obligation; or

    2.15. Section 7.2.B of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               B. BREACH OF ANY MATERIAL TERM. Breach or default of Borrower or the Consolidated Partnership with respect to any other material term of (i) any evidence of any Indebtedness or Contingent Obligation
          (ii) any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation (or a trustee on behalf of such holder or holders) then to cause, that Indebtedness or Contingent Obligation to become or be declared due prior to its stated maturity (or the stated maturity of any underlying obligation, as the case may be); or

    2.16. A new Section 7.2.C of the Loan Agreement shall be added thereto and shall provide, in its entirety, as follows:

               C. DEFAULT UNDER 955 PRUDENTIAL LOAN. Any default, Event of Default or Potential Event of Default under or as defined in any of the 955 Loan Documents; or

    2.17. Section 7.5 of the Loan Agreement shall be amended, in its entirety, to provide as follows:


               7.5  OTHER DEFAULTS UNDER AGREEMENT OR LOAN DOCUMENTS.

                    Borrower shall default in the performance of or compliance with any term contained in this Agreement or in the performance or compliance with any term contained in the other Loan Documents (other than the occurrence of an event of default otherwise specifically described in Sections 7.1, 7.2.C, 7.3, 7.4, 7.6, or 7.7 hereof, which shall not have any additional cure periods hereunder) and such default shall not have been remedied within thirty (30) days after the occurrence of such default; or

    2.18. Section 7.12.A of the Loan Agreement shall be amended, in its entirety, to provide as follows:

               A. Any Person shall have (i) acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) directly or indirectly, of shares or securities of Borrower (or other securities convertible into such securities), or (ii) acquired by contract or otherwise, or shall have entered into a contract or arrangement which upon consummation will result in its acquisition of or control over shares or securities of Borrower (or other securities convertible into such securities), in either case, representing ten percent (10%) or more of the outstanding shares or securities of Borrower; or

    2.19. Section 7.13 of the Loan Agreement shall be amended, in its entirety, to provide as follows:

          7.13 MATERIAL ADVERSE CHANGE.

               The occurrence of a Material Adverse Change; or

    2.20. A new Section 7.14 of the Loan Agreement shall be added thereto and shall provide, in its entirety, as follows:

          7.14 FAILURE TO OBTAIN/MAINTAIN RATING.

               On and after December 31, 1996, Borrower shall have failed to obtain or maintain a rating for the long-term unsecured debt of Borrower from an Approved Rating Agency;

    2.21. Section 8.3 of the Loan Agreement shall be amended such that any reference therein to "Indemnities" shall be a reference to "Indemnitee."

    2.22. EXHIBIT A to the Loan Agreement shall be replaced with SCHEDULE ONE attached hereto.

    2.23. EXHIBIT B to the Loan Agreement shall be replaced with SCHEDULE TWO attached hereto.

    2.24. EXHIBIT F to the Loan Agreement shall be replaced with an update thereto attached as SCHEDULE THREE hereto.

3. REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Lender all of which are material and are made to induce Lender to enter into this Amendment.

               3.1. All representations and warranties in the Loan Documents were true, accurate and complete in every material respect as of the date made and are true, accurate and complete in every respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

               3.2. Borrower has full power, legal capacity and authority to execute and deliver this Amendment.

               3.3. This Amendment has been duly authorized, executed and delivered by Borrower.

4. NO OTHER MODIFICATIONS. Except as provided herein, the Loan Agreement shall remain unchanged and in full force and effect.

5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

6. SEVERABILITY. If any term, provision, covenant or condition of this Amendment or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

7. SUCCESSOR AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure solely to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as of the day and year first above written.


                                       BORROWER:

                                       REAL ESTATE INVESTMENT TRUST OF
                                       CALIFORNIA, a California real
                                       estate investment trust


                                       By:____________________________________
                                           Jay W. Pauly
                                           President


                                       By:____________________________________
                                           Leroy E. Carlson
                                           Vice President


                                       LENDER:

                                       THE PRUDENTIAL INSURANCE COMPANY
                                       OF AMERICA


                                       By:____________________________________
                                       Its:___________________________________

                                       SCHEDULE ONE

                                         EXHIBIT A



                                  COMPLIANCE CERTIFICATE



The Prudential Insurance
  Company of America
Four Embarcadero Center, Suite 2700
San Francisco, California  94111
Attention:  Regional Counsel

Gentlemen:

               I, the undersigned, the _________________________ of Real Estate Investment Trust of California, a California real estate investment trust ("Borrower"), do hereby certify, represent and warrant as follows:

          1. This Certificate is furnished pursuant to [Section 3.1.L] [Section 5.1.A.[(i)][(ii)]] of that certain Loan Agreement dated as of January 31, 1994 (the "Loan Agreement", the terms defined therein being used herein as therein defined) by and between Borrower and The Prudential Insurance Company of America, a New Jersey corporation ("Lender").

          2. SCHEDULE 1 attached hereto sets forth financial data and computations evidencing the Borrower's compliance with Section 6.9 of the Loan Agreement, all of which data and computations are complete, true and correct.

          3. No Event of Default or Potential Event of Default under the Loan Agreement or the other Loan Documents has occurred and is continuing.

          4. The representations and warranties set forth in Article 4 of the Loan Agreement are true and correct as of the date hereof as though made on and as of the date hereof.

          5. The total credit commitments relating to, and the principal balance of, all Indebtedness of the Borrower and the Consolidated Partnership as of ___________ __, 19__ are as follows:

          Lender/Creditor     Committed Amount       Principal Balance
          ---------------     ----------------       -----------------

          Prudential          $55,000,000             $_____________
          955 Prudential
               Loan           $18,000,000             $18,000,000
          Sanwa               $__________             $_____________
          Union               $__________             $_____________
          Tango Loan          $ 4,300,000             $_____________
          _______________                             $_____________
          _______________                             $_____________

          6. The total credit commitments relating to, and the principal balance of, all secured Indebtedness of the Borrower and the Consolidated Partnership as of ___________ __, 19__ are as follows:


          Lender/Creditor     Committed Amount       Principal Balance
          ---------------     ----------------       -----------------


          Prudential (955)     $18,000,000            $18,000,000
          Sanwa                $__________            $_____________
          Union                $__________            $_____________

          Tango Loan           $ 4,300,000            $_____________


               The only properties and/or assets serving as security for secured Indebtedness of the Borrower and the Consolidated Partnership are the Secured Facilities, the Sanwa Properties, the Union Property, and the Tango Property.


          7. The total credit commitments relating to, and the principal balance of, all unsecured Indebtedness of the Borrower and the Consolidated Partnership as of ___________ __, 19__ are as follows:

          Lender/Creditor     Committed Amount       Principal Balance
          ---------------     ----------------       -----------------


          Prudential           $55,000,000            $_____________
          _______________                             $_____________
          _______________                             $_____________



          Executed this ____ day of _____________, 19__.




                                    ___________________________________________

                                    Name: _____________________________________

                                    Title:_____________________________________

                                   Schedule 1
                                       To
                             Compliance Certificate

                For the _____________ Ended ______________, 19__


SECTION 6.9.A TANGIBLE NET WORTH                                  ($ Thousands)


A.   Consolidated Book Value:

       (i)  Facilities (net of accumulated
            depreciation), PLUS                                     $___________

      (ii)  Cash, PLUS                                              $___________

     (iii)  Permitted Investments, PLUS                             $___________

      (iv)  Prepaid Expenses, PLUS                                  $___________

       (v)  Equity interest in Unconsolidated
            Partnership (net of Borrower's pro rata
            share of Unconsolidated Partnership's
            secured indebtedness), PLUS                             $___________

      (vi)  Leasehold Projects (sum of
            (A)(1), and (2))                                        $___________

            (1)  aggregate book value of
                 Finance Leases, PLUS                               $___________

            (2)  aggregate book value of all
                 outstanding Existing Purchase
                 Money Mortgages not in default                     $___________

     (vii)  Consolidated Book Value (sum of
            (A)(i) through (A)(vi), inclusive)                      $___________

B.   Consolidated total liabilities of
     Borrower and the Consolidated Partnership:                     $___________

C.   Tangible Net Worth (A(vii)-B):                                 $___________

D.   MINIMUM TANGIBLE NET WORTH ($ THOUSANDS):                          $100,000

SECTION 6.9.B INDEBTEDNESS TO CONSOLIDATED
BOOK VALUE                                                         ($ Thousands)


A.   Indebtedness:                                                  $___________

B.   Consolidated Book Value
     (from A(vi) above):                                            $___________

C.   Indebtedness to Consolidated
      Book Value (A/B):                                               ____: 1.00

D.   MAXIMUM INDEBTEDNESS TO CONSOLIDATED
     BOOK VALUE:                                                       .50: 1.00


SECTION 6.9.C MAXIMUM SECURED DEBT                                 ($ Thousands)


A.   Secured Indebtedness:                                          $___________

B.   MAXIMUM SECURED INDEBTEDNESS -
     ((i) $40,800 ($ THOUSANDS) OR (ii) 20% OF
     CONSOLIDATED BOOK VALUE (FROM A(vi) ABOVE):                    $___________

SECTION 6.9.D. DEBT SERVICE COVERAGE                               ($ Thousands)

(All figures are for the period from
___________ __, 19__ to ____________ __, 19__,
inclusive)

A.   Net Operating Income:

       (i)  gross income derived from Facilities,
            PLUS                                                    $___________

      (ii)  earnings derived from cash and
                cash equivalents, PLUS                              $___________

     (iii)  net earnings derived from Unconsolidated
                Partnership Interest, PLUS                          $___________

      (iv)  net rent from Leasehold Projects, PLUS                  $___________

       (v)  interest payments on Existing Purchase
                Money Mortgages not in default                      $___________

      (vi)  Gross Income (sum of (i) through (v))                   $___________

     (vii)  Operating Expenses                                      $___________

    (viii)  Administrative Expenses                                 $___________

      (ix)  Net Operating Income ((vi)-((vii)+(viii))               $___________

B.   Debt Service

       (i)  Interest payments on Loan:                              $___________

      (ii)  Interest payments on all
           other Indebtedness:                                      $___________

     (iii)  Debt Service ((i)+(ii))                                 $___________

C.   Debt Service Coverage Ratio ((A)(viii)/B(iii))                  ____ to 1.0

D.   MAXIMUM DEBT SERVICE COVERAGE RATIO:                             2.5 TO 1.0

                                      SCHEDULE TWO

                                       Exhibit B

                                  [Sanwa Properties]


1.   Parkglen Apartments

2.   Windrush Apartments

3.   Skypark Professional Building

4.   Valencia Medical Center

5.   PSICOR Building

                                     SCHEDULE THREE

                                       Exhibit F

                                 [Existing Facilities]